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                                                                      EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB/A of TechnoConcepts, Inc. (formerly Technology Consulting Partners, Inc.) for the period ending September 30, 2004:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of TechnoConcepts, Inc.

/s/ Antonio E. Turgeon
Antonio E. Turgeon
Chief Executive Officer

May 2, 2005

/s/ Michael Handelman
Michael Handelman
Chief Financial Officer

May 2, 2005

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to TechnoConcepts, Inc. and will be retained by TechnoConcepts, Inc. and furnished to the Securities and Exchange Commission upon request.